Exhibit 23.1

                         Consent of Independent Auditors

     I hereby consent to the inclusion in the Registration Statement on Form 10-SB dated December 29, 1999 of Milestone Capital, Inc. of my report dated February 17, 1999, relating to the financial statements of Milestone Capital, Inc. for the years ended December 31, 1998 and 1997.


                                                    /s/ LARRY LEGEL, CPA.
                                                    ---------------------
                                                    Larry Legel, CPA


Ft. Lauderdale, Florida
December 29, 1999